UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2005
                                                       -------------------------

                         FRIENDLY ICE CREAM CORPORATION
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

        001-13579                                        04-2053130
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

    1855 Boston Road, Wilbraham, MA                        01095
----------------------------------------              --------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (413) 543-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On March 3, 2005, Friendly Ice Cream Corporation (the "Company") issued a press release announcing selected financial results of the Company for the fourth quarter and year ended January 2, 2005, included herewith as Exhibit 99.1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) This filing describes certain adjustments which the Company has determined to make in the course of restating certain of its prior period financial statements to correct certain errors in the application of existing generally accepted accounting principles applicable to leases and leasehold depreciation. The Company is unaware of any evidence that the restatement is due to any material noncompliance by the Company, as a result of misconduct, with any financial reporting requirements under the securities laws. The restatement has no impact on the Company's previously reported cash flows, revenue or same-store sales, or on the Company's compliance with covenants under its current credit facilities or other debt instruments.

Historically, when accounting for lease renewal options, the Company recorded rent expense on a straight-line basis over the non-cancelable lease term. The depreciable lives of certain leasehold improvements and other long-lived assets on those properties were not aligned with the non-cancelable lease term.

The Company believed that its accounting treatment was permitted under generally accepted accounting principles ("GAAP") and that such treatment was consistent with the practices of other public companies. Following a review of its lease accounting treatment and relevant accounting literature in consultation with Ernst & Young LLP ("E&Y"), its current independent registered public accounting firm, the Company determined that it should: i) conform the depreciable lives for buildings on leased land and other leasehold improvements to the shorter of the economic life of the asset or the lease term used for determining the capital versus operating lease classification and calculating straight-line rent and ii) include option periods in the depreciable lives assigned to leased buildings and leasehold improvements and in the calculation of straight-line rent expense only in instances in the which the exercise of the option period can be reasonably assured and failure to exercise such options would result in an economic penalty (the "Accounting Treatment").

On February 28, 2005, the Audit Committee of the Company's Board of Directors (the "Committee"), its senior management and E&Y met to discuss the results of the Company's review of its accounting practices, the analysis of its records and the authoritative accounting literature with respect to the treatment of lease accounting and leasehold depreciation and the other matters discussed in this Current Report on Form 8-K. At that meeting, it was determined that the Company's accounting practices for leases and leasehold improvements should be corrected in accordance with the Accounting Treatment. The Commitee determined that the correction relating to fiscal years 1988 through 2003 should be presented through the restatement of previously issued financial statements for the Company's 2003 and 2002 fiscal years. As a result, the Committee concluded at that time that the previously issued financial statements covering these periods should no longer be relied upon.

The application of the Accounting Treatment resulted in the acceleration of depreciation for certain leasehold improvements and additional rent expense. The cumulative balance sheet effect of the restatement related to the Accounting

Treatment was an increase in accumulated depreciation of $7,438,000 and an increase in the deferred rent liability of $1,251,000 as of December 28, 2003 relating to fiscal years 1988 through 2003. Of these amounts, $848,000 and $627,000 ($500,000 and $370,000 net of taxes) was recorded as additional depreciation and amortization expense and $310,000 and $266,000 ($183,000 and $157,000 net of taxes) was recorded as additional rent expense for the years ended December 28, 2003 and December 29, 2002, respectively.

The impact of the restatement to previously reported interim periods of 2004 and 2003 was not material.

The following schedules reflect the adjustments described above:

                 FRIENDLY ICE CREAM CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS AS RESTATED
                                December 28, 2003

                 (In thousands, except share and per share data)

                                                                     As Reported   Adjustments      Restated
                                                                   --------------- ------------- ---------------

                              ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                       $       25,631  $          -  $       25,631
   Restricted cash                                                          1,671             -           1,671
   Accounts receivable, net                                                10,384             -          10,384
   Inventories                                                             15,669             -          15,669
   Deferred income taxes                                                    6,647           513           7,160
   Prepaid expenses and other current assets                                1,539             -           1,539
                                                                   --------------- ------------- ---------------
TOTAL CURRENT ASSETS                                                       61,541           513          62,054
DEFERRED INCOME TAXES                                                           -         1,761           1,761
PROPERTY AND EQUIPMENT, net of accumulated depreciation
   and amortization                                                       167,109        (7,438)        159,671
INTANGIBLE ASSETS AND DEFERRED COSTS, net of accumulated
   amortization of $12,122                                                 17,890             -          17,890
OTHER ASSETS                                                                5,912             -           5,912
                                                                   --------------- ------------- ---------------
TOTAL ASSETS                                                       $      252,452  $     (5,164) $      247,288
                                                                   =============== ============= ===============

              LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Current maturities of long-term debt                            $        1,127  $          -  $        1,127
   Current maturities of capital lease and finance obligations                911             -             911
   Accounts payable                                                        22,475             -          22,475
   Accrued salaries and benefits                                            9,635             -           9,635
   Accrued interest payable                                                 2,033             -           2,033
   Insurance reserves                                                      10,041             -          10,041
   Restructuring reserves                                                     441             -             441
   Other accrued expenses                                                  19,055         1,251          20,306
                                                                   --------------- ------------- ---------------
TOTAL CURRENT LIABILITIES                                                  65,718         1,251          66,969
                                                                   --------------- ------------- ---------------
DEFERRED INCOME TAXES                                                       1,289        (1,289)              -
CAPITAL LEASE AND FINANCE OBLIGATIONS, less current maturities              5,773             -           5,773
LONG-TERM DEBT, less current maturities                                   227,937             -         227,937
ACCRUED PENSION COST                                                       16,127             -          16,127
OTHER LONG-TERM LIABILITIES                                                33,634             -          33,634
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' DEFICIT:
   Common stock, par value $.01 per share; authorized 50,000,000
      shares 7,489,478 shares issued and outstanding                           75             -              75
   Preferred stock, par value $.01 per share; authorized 1,000,000
      shares; no shares issued and outstanding                                  -             -               -
   Additional paid-in capital                                             140,826             -         140,826
   Accumulated other comprehensive loss                                   (19,922)            -         (19,922)
   Accumulated deficit                                                   (219,005)       (5,126)       (224,131)
                                                                   --------------- ------------- ---------------
TOTAL STOCKHOLDERS' DEFICIT                                               (98,026)       (5,126)       (103,152)
                                                                   --------------- ------------- ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                        $      252,452  $     (5,164) $      247,288
                                                                   =============== ============= ===============

                 FRIENDLY ICE CREAM CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS AS RESTATED
                      FOR THE YEAR ENDED DECEMBER 28, 2003

                      (In thousands, except per share data)



                                                             As Reported     Adjustments      Restated
                                                           --------------- --------------- ---------------

REVENUES:
     Restaurant                                            $      459,758  $            -  $      459,758
     Foodservice                                                  110,190               -         110,190
     Franchise                                                      9,822               -           9,822
                                                           --------------- --------------- ---------------
TOTAL REVENUES                                                    579,770               -         579,770
                                                           --------------- --------------- ---------------

COSTS AND EXPENSES:
   Cost of sales                                                  207,071               -         207,071
   Labor and benefits                                             166,982               -         166,982
   Operating expenses                                             108,322             310         108,632
   General and administrative expenses                             41,657               -          41,657
   Pension curtailment gain                                        (8,113)              -          (8,113)
   Write-downs of property and equipment                               26               -              26
   Depreciation and amortization                                   22,539             848          23,387
Loss on disposals of other property and equipment, net              2,044               -           2,044
                                                           --------------- --------------- ---------------
OPERATING INCOME                                                   39,242          (1,158)         38,084

Interest expense, net of capitalized interest of $144
   and interest income of $838                                     24,157               -          24,157

INCOME BEFORE PROVISION FOR INCOME TAXES                           15,085          (1,158)         13,927
Provision for income taxes                                         (4,899)            475          (4,424)
                                                           --------------- --------------- ---------------
NET INCOME                                                 $       10,186  $         (683) $        9,503
                                                           =============== =============== ===============

BASIC NET INCOME PER SHARE                                 $         1.37  $        (0.09) $         1.28
                                                           =============== =============== ===============

DILUTED NET INCOME PER SHARE                               $         1.34  $        (0.09) $         1.25
                                                           =============== =============== ===============

WEIGHTED AVERAGE SHARES:
   Basic                                                            7,447               -           7,447
                                                           =============== =============== ===============
   Diluted                                                          7,609               -           7,609
                                                           =============== =============== ===============

                 FRIENDLY ICE CREAM CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS AS RESTATED
                      FOR THE YEAR ENDED DECEMBER 29, 2002

                      (In thousands, except per share data)




                                                             As Reported     Adjustments      Restated
                                                           --------------- --------------- ---------------

REVENUES:
     Restaurant                                            $      454,569  $            -  $      454,569
     Foodservice                                                  106,331               -         106,331
     Franchise                                                      9,472               -           9,472
                                                           --------------- --------------- ---------------
TOTAL REVENUES                                                    570,372               -         570,372
                                                           --------------- --------------- ---------------

COSTS AND EXPENSES:
   Cost of sales                                                  202,418               -         202,418
   Labor and benefits                                             161,647               -         161,647
   Operating expenses                                             108,829             266         109,095
   General and administrative expenses                             39,462               -          39,462
   Reversal of restructuring expenses, net                           (400)              -            (400)
   Write-downs of property and equipment                              976               -             976
   Depreciation and amortization                                   24,521             627          25,148
Gain on franchise sales of restaurant operations and
 properties                                                          (675)              -            (675)
Loss on disposals of other property and equipment, net                578               -             578
                                                           --------------- --------------- ---------------
OPERATING INCOME                                                   33,016            (893)         32,123

Interest expense net of interest income of  $808                   24,870               -          24,870

INCOME BEFORE PROVISION FOR INCOME TAXES                            8,146            (893)          7,253
Provision for income taxes                                         (1,959)            366          (1,593)
                                                           --------------- --------------- ---------------
NET INCOME                                                 $        6,187  $         (527) $        5,660
                                                           =============== =============== ===============

BASIC NET  INCOME PER SHARE                                $         0.84  $        (0.07) $         0.77
                                                           =============== =============== ===============

DILUTED NET INCOME PER SHARE                               $         0.82  $        (0.07) $         0.75
                                                           =============== =============== ===============

WEIGHTED AVERAGE SHARES:
   Basic                                                            7,372               -           7,372
                                                           =============== =============== ===============
   Diluted                                                          7,551               -           7,551
                                                           =============== =============== ===============

Item 9.01      Financial Statements and Exhibits


(c)     Exhibits
        --------

Exhibit   Exhibit Description
Number
--------- ----------------------------------------------------------------------
99.1 Friendly Ice Cream Corporation Press Release dated March 3, 2005 announcing its financial results for the fourth quarter and year ended January 2, 2005. (This press release is attached hereto as Exhibit
          99.1 and is being furnished, not filed, pursuant to Item 2.02, Results of Operations and Financial Condition, to this Report on Form 8-K).

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 3, 2005                   FRIENDLY ICE CREAM CORPORATION


                                       By: /s/ PAUL V. HOAGLAND
                                           -------------------------------------
                                       Name: Paul V. Hoagland
                                       Title: Executive Vice President of
                                                Administration and Chief
                                                Financial Officer




                                  EXHIBIT INDEX


Exhibit   Exhibit Description
Number
--------- ----------------------------------------------------------------------
99.1 Friendly Ice Cream Corporation Press Release dated March 3, 2005 announcing its financial results for the fourth quarter and year ended January 2, 2005. (This press release is attached hereto as Exhibit
          99.1 and is being furnished, not filed, pursuant to Item 2.02, Results of Operations and Financial Condition, to this Report on Form 8-K).